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                                                                   Exhibit 10.20


                        AMENDMENT TO EMPLOYMENT CONTRACT


         This Amendment made as of this 28th day of December, 1994 by and between Nabors Industries, Inc., a Delaware corporation (the "Corporation") and Richard A. Stratton (the "employee").

         WHEREAS, the Corporation and the Employee entered into an employment agreement dated January 4,1991 (the "Agreement"); and

         WHEREAS, the Corporation and the Employee wish to extend and amend the Agreement.

         NOW THEREFORE, the parties hereby agree as follows:

         1.   The base salary of the Employee of $225,000, as provided in
Section 3(a) of the Agreement, is increased to $275,000 effective October 1, 1994.

         2. Section 4(a)(i) of the Agreement is amended to read in its entirety "(I) December 31, 1998".

         3. The reference to "December 31, 1995" appearing in Section 5(a)(i) shall be replaced by "December 31, 1998".

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first written.


                                        Nabors Industries, Inc.



                                        By: /s/ Anthony G. Petrello
                                            -----------------------
                                                Anthony G. Petrello




                                            /s/ Richard A. Stratton
                                            -----------------------
                                                Richard A. Stratton